                                                                           10.16

                          REGISTRATION RIGHTS AGREEMENT

         This AGREEMENT (the "Agreement") is made as of April 27, 1993 by and among MediQual Systems, Inc., a Delaware corporation (the "Company"), the Purchasers listed on Exhibit A hereto (the "Purchasers"), and the Investors listed on Exhibit B hereto (the "Investors").

         WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company and the Purchasers have entered into a Stock Purchase Agreement (the "Purchase Agreement") in connection with the issuance and sale of shares of the Class C Preferred Shares (as defined in the Purchase Agreement);

         WHEREAS, pursuant to stock purchase agreements (the "Class B Purchase Agreements") with the Company dated August 4, 1986 and October 13, 1987, the Investors have certain rights to registration of securities under the Securities Act of 1933, as amended, in connection with the purchase by the Investors of shares of the Company's Class B Preferred Shares and such Investors desire to integrate such rights with those of the Purchasers;

         WHEREAS, the Purchasers and each of Alan Brewster, InterQual, Inc., John L. Kordash, Michael W. Broderick and James A. Block have entered into common stock purchase agreements (the "Common Stock Purchase Agreements") in connection with the purchase of 1,107,611 shares (the "Purchased Common Shares") of the Company's Common Stock, $.001 par value (the "Common Shares") and options ("Options") to purchase up to 1,107,611 Common Shares;

         WHEREAS, certain of the Investors have on the date hereof been issued Warrants (the "Warrants") to purchase an aggregate of 632,275 Common Shares; and

         WHEREAS, it is a condition to the purchase of the Class C Preferred Shares pursuant to the Purchase Agreement and the Purchase Common Shares and Options pursuant to the Common Stock Purchase Agreements that the parties hereto enter into this Agreement;

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements herein contained, the parties hereto agree as follows:
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                                      -2-

1.       Registration Rights.

         1.1.     Definitions.

                  (a) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "1933 Act"), and the automatic effectiveness or the declaration or ordering of effectiveness of such registration statement or document;

                  (b) The term "Registrable Securities" means (1) the Common Shares, $.001 par value (the "Common Shares"), of the Company issuable or issued upon conversion of the Class C Preferred Shares, (2) Common Shares issuable or issued upon conversion of the Class B Preferred Shares, (3) the Purchased Common Shares, (4) any Common Shares issued upon exercise of the Options, (5) any Common Shares issuable upon exercise of the Warrants, (6) up to 300,000 Common Shares issued or issuable upon exercise of certain options (the "Investor Options") issued to certain Investors on January 5, 1986, as the same may have been amended or extended and (7) any Common Shares of the Company issued as (or issuable upon the conversion or exercise of any warrant, right, or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the ownership interest described in (1), (2), (3), (4), (5) or (6) of this paragraph; provided, however, that any securities previously sold to the public pursuant to a registered public offering or pursuant to an exemption from the registration requirements of the 1933 Act shall cease to be Registrable Securities;

                  (c) The amount of Registrable Securities outstanding at any time shall be determined by adding the amount of securities outstanding which are, and the amount of securities issuable pursuant to then exercisable or convertible securities which upon issuance would be, Registrable Securities;

                  (d) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof;

                  (e) The terms "Form S-1", "Form S-2", "Form S-3", "Form S-4" and "Form S-8" mean such respective forms under the 1933 Act as in effect on the date hereof or any successor registration forms to "Form S-1", Form S-2, Form S-3, Form S-4 and Form S-8, respectively, under the 1933 Act subsequently adopted by the Securities and Exchange Commission ("SEC").

         1.2.     Request for Registration.

                  (a) If the Company shall receive at any time a written request from the (x) Purchasers holding at least 50% of the Registrable Securities then held by all Purchasers or (y) Investors holding at least 50% of the Registrable Securities then held by all Investors (such Purchasers or Investors, as the case may be, are referred to as the "Initiating Holders") that the Company effect the registration under the 1933 Act of Registrable Securities, then the Company shall, within five business days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of this Section 1.2, use its best efforts to effect such a registration as soon as practicable and in any event to file within 120 days of the receipt of such request a registration statement under the 1933 Act covering all the Registrable Securities which the Holders shall in writing request (given within 20 days of receipt of the notice given by the Company pursuant to this Section 1.2(a)) to be included in such registration and to use its best efforts to have such registration statement become effective; provided, however, if such registration is the initial public offering of the Company, the Company shall not be obligated to effect such registration pursuant to this Section 1.2(a) unless the Initiating Holders request registration of at least $5,000,000 of Registrable Securities at a sale price to the public of at least $3.00 per share (appropriately adjusted for stock splits, stock dividends and the like).

                  (b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in subsection 1.2(a). In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.4(d)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Holders participating in such underwriting. Notwithstanding any other provision of this Section 1.2, if, in the case of a registration requested pursuant to Section 1.2(a), the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated pro rata among all Holders thereof desiring to participate in such underwriting (according to the number of Registrable Securities then held by each Holder).

                  (c) The Company is obligated to effect only two registrations pursuant to requests by Purchasers pursuant to Section 1.2(a) and two registrations pursuant to requests by Investors pursuant to Section 1.2(a); provided, however, that no registration of Registrable Securities which shall not have become and remained effective in accordance with Section 1.4 hereof and no registration of Registrable Securities pursuant to which the Initiating Holders and all other Holders of Registrable Securities joining therein are not able to include at least 50% of the Registrable Securities which they desire to include, shall be deemed to be a registration for any purpose of this sentence.

                  (d) Notwithstanding the foregoing, (i) the Company shall not be obligated to effect the filing of a registration statement pursuant to this Section 1.2 or Section 1.11 during the six months following the effective date of a registration statement pertaining to the underwritten public offering of securities for the account of the Company, or (ii) if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2 a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would not be in the best interests of the Company generally for such registration statement to be filed, the Company shall have the right to defer such filing for a period of not more than 90 days after receipt of the request of the Initiating Holders (or until the expiration of the six-month period referred to in Section 1.2(d)(i) above, if applicable); provided, however, that the Company may not utilize the right set forth in this subsection (d)(ii) more than once in any twelve-month period.

                  (e) Each registration requested pursuant to Section 1.2(a) shall be effected by the filing of a registration statement on Form S-1 (or if such form is not available, any other form which includes substantially the same information (other than by incorporating by reference) as would be required to be included in a registration statement on such form as currently constituted), unless the use of a different form is consented to by Initiating Holders holding a majority of Registrable Securities held by all Initiating Holders.

         1.3. Company Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for holders other than the Holders) any of its ownership interests or other securities under the 1933 Act in connection with the public offering of such securities solely for cash (other than a registration on Form S-8, or a registration on Form S-4 or any successor form), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of any Holder given within 20 days after mailing of such notice by the Company the Company shall, subject to the provisions of Section 1.7, use its best efforts to cause a registration statement covering all of the Registrable Securities that each such Holder has requested to be registered to become effective under the 1933 Act. The Company shall be under no obligation to complete any offering of its securities it proposes to make and shall incur no liability to any Holder for its failure to do so.

         1.4. Obligations of the Company. Whenever required under this Section 1 to use its best efforts to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible: Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 180 days or, if earlier, until the Holders have informed the Company in writing that the distribution of their securities has been completed; and shall:

                  (a) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement, and use its best efforts to cause each such amendment to become and remain effective for a period of at least 180 days, as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement.

                  (b) Furnish to the Holders such reasonable number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                  (c) Use its best efforts to register or qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdiction.

                  (d) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement, including furnishing any opinion of counsel or entering into a lock-up agreement reasonably requested by the managing underwriter.

                  (e) Notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and promptly file such amendments and supplements which may be required pursuant to subparagraph (b) of this
         Section 1.4 on account of such event and use its best efforts to cause each such amendment and supplement to become effective.

                  (f) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given by company counsel to the underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities, if any, and (ii) a letter dated such date, from the independent certified public accountant of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

                  (g) Apply for listing and use its best efforts to list the Registrable Securities, if any, being registered on any national securities exchange on which a class of the Company's equity securities is listed or, if the Company does not have a class of equity securities listed on a national securities exchange, apply for qualification and use its best efforts to qualify the Registrable Securities, if any, being registered for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc.

         1.5. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 in respect of the Registrable Securities of any selling Holder that such selling Holders, if any, shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

         1.6. Expenses of Demand Registration. All expenses other than underwriting discounts and commissions relating to Registrable Securities incurred in connection with each registration, filings or qualifications pursuant to Section 1.2(a) and each registration, filing or qualification pursuant to Section 1.11, including (without limitation) all registration, filing and qualification fees, printing and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company. Underwriting discounts and commissions relating to Registrable Securities will be borne and paid ratably by the Holders of such Registrable Securities.

         1.7 Expenses of Company Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 1.3 for each Holder, including, without limitation, all registration, filing and qualification fees, printing and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holders. Underwriting discounts and commissions relating to Registrable Securities will be borne and paid ratably by the Holders of such Registrable Securities.

         1.8. Underwriting Requirements. In connection with any offering involving an underwriting of securities being issued by the Company, the Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as reasonably agreed upon between the Company and the underwriters selected by it, and then only in such quantity, if any, as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company. If the managing underwriter for the offering shall advise the Company in writing that the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities to be sold other than by the Company that can be successfully offered, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the managing underwriter believes will not jeopardize the success of the offering (in such event, the amount of Registrable Securities which each selling Holder will be entitled to include in such offering will be determined on a pro rata basis, in accordance with the amount of Registrable Securities then held by all selling Holders), provided, however, that the number of Registrable Securities to be included in the offering shall not be reduced unless the securities to be included in such offering for the account of any person other than the Company, the Purchasers or the Investors are first excluded from such offering. For purposes of apportionment pursuant to this Section 1.8, for any selling Holder which is a Holder of Registrable Securities and which is a partnership or a corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall collectively be deemed to be a 'selling Holder', and any pro rata reduction with respect to such 'selling Holder' shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such 'selling Holder', as defined in this sentence.

         1.9 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1, and in connection with any registration statement or other disclosure document produced by or on behalf of the Company:

                  (a) The Company will indemnify and hold harmless each Holder, the officers, directors, partners, agents and employees of each Holder, any underwriter (as defined in the 1933 Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law. The Company will reimburse each such Holder, officer, director, partner, agent, employee, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action. The indemnity agreement contained in this subsection 1.9(a) shall not apply to amounts paid in settlement of any loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to a Holder in any case for any loss, claim, damage, liability, or action (i) to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by or on behalf of such Holder, underwriter or controlling person or (ii) in the case of a sale directly by a Holder of Registrable Securities (including a sale of such Registrable Securities through any underwriter retained by such Holder to engage in a distribution solely on behalf of such Holder), such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and such Holder failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Registrable Securities to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the Securities Act.

                  (b) The Company may require, as a condition to including any Registrable Securities in any registration statement, that the Company shall have received an undertaking from the prospective selling Holder that such selling Holder will indemnify and hold harmless the Company, directors and officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the 1933 Act, each agent and any underwriter for the Company, and any other Holder selling securities in such registration statement or any of its directors, officers, partners, agents or employees or any person who controls such Holder or underwriter, against any losses, claims, damages, or liabilities (joint or several) to which the Company or any such director, officer, controlling person, agent, or underwriter or controlling person, or other such Holder or director, officer or controlling person may become subject, under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by or on behalf of such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, agent or underwriter or controlling person, other Holder, officer, director, partner, agent, employee, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the liability of any Holder under any agreement pursuant to this subsection 1.9(b) shall be limited to the amount of net proceeds (after deduction of all underwriters' discounts and commissions and all other expenses paid by such Holder in connection with the registration in question) received by such Holder in the offering giving rise to the Violation; and provided further that any indemnity agreement pursuant to this subsection 1.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld nor, in the case of a sale directly by the Company of its securities (including a sale of such securities through any underwriter retained by the Company to engage in a distribution solely on behalf of the Company), shall the Holder be liable to the Company in any case in which such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and the Company failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the securities to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the 1933 Act.

                  (c) Promptly after receipt by an indemnified party under this
         Section 1.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this
         Section 1.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume and control the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests, as reasonably determined by either party, between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.9 to the extent of such prejudice, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this
         Section 1.9.

                  (d) The obligations of the Company and the Holders under this
         Section 1.9 shall remain in full force and effect regardless of any investigation made by any indemnified party and survive

                                      -12-
         completion of any offering of Registrable Securities in a registration statement whether under this Section 1 or otherwise.

                  (e) If the indemnification provided for in this Section 1.9 is unavailable to a party that would have been an indemnified party under such Section in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each party that would have been an indemnifying party thereunder shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and such indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in reference to, among other things, whether the Violation relates to information supplied by such indemnifying party or such indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Violation. The parties agree that it would not be just and equitable if contribution pursuant to this Section 1.9(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentence. The amount paid or payable by a contributing party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this
         Section 1.9(e) shall include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The liability of any Holder of Registrable Securities in respect of any contribution obligation of such Holder (after deduction of all underwriters' discounts and commissions and all other expenses paid by such Holder in connection with the registration in question) arising under this
         Section 1.9(e) shall not in any event exceed an amount equal to the net proceeds to such Holder from the disposition of the Registrable Securities disposed of by such Holder pursuant to such registration.

         1.10. Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 and 144A promulgated under the 1933 Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, and with a view to making it possible for Holders to register the Registrable Securities pursuant to a registration on Form S-2 or Form S-3, the Company agrees to:

                  (a) use its best efforts to make and keep public information available, as those terms are understood and defined in Rule 144, at all times after 90 days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

                  (b) take such action, including the voluntary registration of its securities under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-2 and Form S-3 for the sale of their Registrable Securities;

                  (c) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act; and

                  (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or as to its qualification as a registrant whose securities may be resold pursuant to Form S-2 or Form S-3 (at any time it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

                  (e) at all times during which the Company is neither subject to the reporting requirements of Section 13 or 15(d) of the 1934 Act, nor exempt from reporting pursuant to Rule 12g3-2(b) under the 1934 Act, provide in written form, upon the written request of any Holder, or a prospective purchaser of securities of the Company from such Holder, all information required by Rule 144A(d)(4)(i) of the General Regulations promulgated by the SEC under the 1933 Act ("144A Information"); the Company further agrees, upon written request, to cooperate with and assist any

         Holder or any member of the National Association of Securities Dealers, Inc. system for Private Offerings Resales and Trading through Automated Linkages ("PORTAL") in applying to designate and thereafter maintaining the eligibility of the Company's securities for trading through PORTAL. With respect to each Holder, the Company's obligations under this
         Section 1.10(e) shall at all times be contingent upon such Holder's obtaining from a prospective purchaser an agreement to take all reasonable precautions to safeguard the 144A Information from disclosure to anyone other than employees of the prospective purchaser who require access to the 144A Information for the sole purpose of evaluating its purchase of the Company's securities.

         1.11. Form S-3 Registration. In case the Company shall receive from any Holder or Holders a written request or requests that the Company effect a registration on Form S-3 or Form S-2 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders in an amount reasonably likely to be sold for gross proceeds of not less than $250,000, the Company will:

                  (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

                  (b) use its best efforts to effect, as soon as practicable, such registration, qualification or compliance as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 20 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section
         1.10 if: (1) Form S-3 or Form S-2, as the case may be, is not available for such offering by the Holders or (2) the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would not be in the best interests of the Company for such Form S-3 or Form S-2, as the case may be, registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 or Form S-2, as the case may be, registration for a period of not more than 90 days after receipt of the request of the Holder or Holders under this
         Section 1.11, provided, however, that the Company shall not utilize this right more than once in any twelve-month period.

         1.12. Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of Purchasers holding a majority of the Registrable Securities then held by all Purchasers and Investors holding a majority of the Registrable Securities then held by all Investors, enter into any agreement with any holder or prospective holder of any securities of the Company relating to registration rights unless such agreement includes: (a) to the extent the agreement would allow such holder or prospective holder to include such securities in any registration filed under
Section 1.2 or 1.3 hereof, a provision that such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of its securities will not reduce the amount of the Registrable Securities of the Holders which would otherwise be included; (b) to the extent the agreement would allow such holder or prospective holder to include such securities in any registration effected pursuant to Section 1.2 or 1.3 hereof, a provision that the rights of such holder to participate in such registration shall permit participation on no greater level than that of the Holders; and (c) no provision which would allow such holder or prospective holder to make a demand registration which could result in (i) the registration of less than $5,000,000 of securities in the initial public offering of the Company's securities at a sale price to the public of less than $3.00 per share of Common Share (as adjusted for stock splits, stock dividends and the like or (ii) such registration statement being declared effective within six months after the effective date of any registration effected pursuant to Section 1.

         2.       Miscellaneous.

         2.1. Notices. All notices, requests, payments, instructions or other documents to be given hereunder shall be in writing or by written telecommunication, and shall be deemed to have been duly given if (i) delivered personally (effective upon delivery), (ii) mailed by certified mail, return receipt requested, postage prepaid (effective five business days after dispatch), (iii) sent by a reputable, established courier service that guarantees next business day delivery (effective the next business day), or (iv) sent by telecopier followed within 24 hours by confirmation by one of the foregoing methods (effective upon receipt of the telecopy in complete, readable form), addressed as follows (or to such other address as the recipient may have furnished for the purpose pursuant to this Section 6.6):

         (A) if to the Company, to the address shown on the signature page hereto;

                  with a copy to:   Bingham, Dana & Gould
                                    150 Federal Street
                                    Boston, MA 02110-1726
                                    Attention:  Victor Paci, Esq.

         (B) if to a Purchaser, to its address shown on Exhibit A hereto;

                  with a copy to:   Ropes & Gray
                                    One International Place
                                    Boston, MA 02110-2624
                                    Attention:  Mary E. Weber, Esq.

         (C) if to an Investor, to its address shown on Exhibit B hereto; and

                  with a copy to:   Goodwin, Procter & Hoar
                                    Exchange Place
                                    Boston, MA 02109-2881
`                                   Attention:  Jeffrey C. Hadden, Esq.

         (D) if to a permitted assignee of a Purchaser, to its address as designated to the Company in writing (or if none, to the last address of the Assignor given to the Company pursuant to this Section 6.6).

or such other address as may be furnished in writing to the other parties hereto. All such notices, requests, demands and other communication shall, when mailed (registered or certified mail, return receipt requested, postage prepaid), personally delivered, or telegraphed, be effective four days after deposit in the mails, when personally delivered, or when delivered to the telegraph company, respectively, addressed as aforesaid, unless otherwise provided herein and, when telecopied, shall be effective upon actual receipt.

         2.2. Entire Agreement; Termination of Prior Agreements. This Agreement constitutes the entire agreement of the parties with respect to the matters contemplated herein. This Agreement supersedes any and all prior understandings or agreements as to the subject matter of this Agreement including, without limitation, the provisions of Section 6 of each of the Class B Purchase Agreements and any provisions relating to registrations contained in any Investor Options.

         2.3. Amendments, Waivers and Consents. Any provision in this Agreement to the contrary notwithstanding, changes in or additions to this Agreement may be made, and compliance with any covenant or provision herein set forth may be omitted or waived, if the Company (i) shall obtain consent thereto in writing from Purchasers holding a majority of the aggregate of the Registrable Securities then held by all Purchasers and from Investors holding a majority of the aggregate of the Registrable Securities then held by all Investors and (ii) shall, in each such case, deliver copies of such consent in writing to any Holders who did not execute the same.

         2.4. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the personal representatives, successors and assigns of the respective parties hereto. In addition, whether or not any express assignment has been made, the provisions of this Agreement shall also inure to the benefit of, and be enforceable by, all transferees or Registrable Securities unless the rights hereunder are expressly not assigned, provided, however, that the rights hereunder may only be transferred to other Holders, affiliates thereof or persons acquiring at least 5,000 shares of Registrable Securities or such lesser number if such transfer is a transfer of all the Registrable Securities then held by such Holder. The Company shall not have the right to assign its obligations hereunder or any interest herein without obtaining the prior written consent of the Holders in accordance with Section 2.3.

         2.5. General. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement. In this Agreement the singular includes the plural, the plural, the singular, the masculine gender includes the neuter, masculine and feminine genders. This Agreement shall be governed by and construed under the laws of The Commonwealth of Massachusetts.

         2.6. Severability. If any provisions of this Agreement shall be found by any court of competent jurisdiction to be invalid or unenforceable, the parties hereby waive such provision to the extent that it is found to be invalid or unenforceable. Such provision shall, to the maximum extent allowable by law, be modified by such court so that it becomes enforceable, and, as modified, shall be enforced as any other provision hereof, all the other provisions hereof continuing in full force and effect.

         2.7. Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one and the same instrument.

         2.8. Specific Performance. The Company recognizes that the rights of the Holders under this Agreement are unique, and, accordingly, the Holders shall, in addition to such other remedies as may be available to them at law or in equity, have the right to enforce their rights hereunder by actions for injunctive relief and specific performance to the extent permitted by law. This Agreement is not intended to limit or abridge any rights of the Holders which may exist apart from this Agreement.

         2.9 Dominion Warrant. For purposes of Sections 1.2(b) hereof and 1.8 hereof, (i) the term "Registrable Securities" shall include shares issuable upon conversion of the Company's Class B Preferred Shares issuable upon exercise of that certain Warrant to Purchase 35,000 shares of Series 1987 Class B Preferred Stock issued to Dominion Ventures, Inc. on December 22, 1987 and (ii) the term "Holder" shall also mean Dominion Ventures, Inc.

         [The remainder of this page has been intentionally left blank.]

         IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first above written.

                                            MEDIQUAL SYSTEMS, INC.

                                            By:      /s/ William C. Price
                                                 ------------------------------
                                            Title:   Chief Financial Officer
                                                 ------------------------------

                                            PURCHASERS

                                            INFORMATION PARTNERS CAPITAL
                                              FUND, L.P.
                                            By Information Partners

                                            By:      /s/ David Dominik
                                                 ------------------------------
                                            Title:  General Partner

                                            BCIP ASSOCIATES

                                            By:      /s/ David Dominik
                                                 ------------------------------
                                            Title:  General Partner

                                            BCIP TRUST ASSOCIATES, L.P.

                                            By:      /s/ David Dominik
                                                 ------------------------------
                                            Title:  General Partner

                                    INVESTORS

- ---------------------------         -------------------------------
ERNEST BROPHY                       PATRICIA C. NOPRIS

- ---------------------------         -------------------------------
CLARK WACKERMAN                     ROBERT S. STRASENBURGH

- ---------------------------         -------------------------------
JOHN W. HANDY                       BETTY STRASENBURGH

- ---------------------------         -------------------------------
RALPH PEEK                          ANTHONY J. CALDERONE

- ---------------------------         -------------------------------
E. ANTHONY WILSON                   ROBERT W. MEAD

- ---------------------------         -------------------------------
MARYANN B. HENDERSON                DANIEL J. MORGAN

- ---------------------------         -------------------------------
RICHARD J. DORSCHEL                 JOHN J. DORSCHEL

ADVENT V LIMITED                            ADVENT CHESTNUT II LIMITED
  PARTNERSHIP                                 PARTNERSHIP

By:  TA Associates V, General               By:  TA Associates IV, General
         Partner                                     Partner

         By:      /s/ Robert Daly                    By:      /s/ Robert Daly
             -----------------------                     -----------------------

ADVENT ATLANTIC & PACIFIC                   DESIFTA, S.A.
  LIMITED PARTNERSHIP                       By:  TA Associates V,
By:  TA Associates V, General                        Attorney-in-Fact
         Partner

         By:      /s/ Robert Daly                    By:      /s/ Robert Daly
             -----------------------                     -----------------------

CHESTNUT CAPITAL                            TA INVESTORS
  INTERNATIONAL II

By:  TA Associates V, General
         Partner

         By:      /s/ Robert Daly                    By:      /s/ Robert Daly
             -----------------------                     -----------------------
                                                         Attorney-in-Fact

ADVENT INDUSTRIAL LIMITED                   MICI MEDICAL SEED FUND,
  PARTNERSHIP                                 a Limited Partnership
By:  TA Associates V, General
         Partner

         By:      /s/ Robert Daly           By:      /s/ Timothy Maudlin
             -----------------------                 -----------------------
                                                        Timothy Maudlin,
                                                          President of its
                                                          General Partner

BLUE CROSS-BLUE SHIELD OF
  MINNESOTA, INC.

         By:      /s/ Norman Storbakken
             -------------------------------
             Title: CFO

                                    Exhibit A

PURCHASERS

Information Partners Capital Fund, L.P.
Two Copley Place, 7th Floor
Boston, Massachusetts 02216
Attention:  David Dominik

BCIP Associates
Two Copley Place, 7th Floor
Boston, Massachusetts 02216

BCIP Trust Associates, L.P.
Two Copley Place, 7th Floor
Boston, Massachusetts 02216

                                    Exhibit B

INVESTORS

Blue Cross-Blue Shield
  of Minnesota, Inc.
3535 Blue Cross Road
St. Paul, MN 55164

Ernest Brophy
140 Allens Creek Road
Rochester, NY 14618

Clark Wackerman

- ---------------------------

- ---------------------------

John W. Handy

- ---------------------------

- ---------------------------

Ralph Peek
c/o MQ-Roc, Inc.
150 West Broad Street
Rochester, NY 14614

E. Anthony Wilson

- ---------------------------

- ---------------------------

Maryann B. Henderson

- ---------------------------

- ---------------------------

Patricia C. Norris

- ---------------------------

- ---------------------------

Robert J. Strasenburgh

- ---------------------------

- ---------------------------

Betty Strasenburgh

- ---------------------------

                                      -24-
- ---------------------------

Anthony J. Calderone

- ---------------------------

- ---------------------------

Robert W. Mead

- ---------------------------

- ---------------------------

Daniel J. Morgan

- ---------------------------

- ---------------------------

John J. Dorschel

- ---------------------------

- ---------------------------

TA Purchasers:

ADVENT V LIMITED PARTNERSHIP
c/o TA Associates
45 Milk Street
Boston, MA 02109

ADVENT INDUSTRIAL LIMITED PARTNERSHIP
c/o TA Associates
45 Milk Street
Boston, MA 02109

CHESTNUT CAPITAL INTERNATIONAL II
c/o TA Associates
45 Milk Street
Boston, MA 02109

ADVENT CHESTNUT II LIMITED PARTNERSHIP
c/o TA Associates
45 Milk Street
Boston, MA 02109

DESIFTA, S.A.
c/o TA Associates
45 Milk Street
Boston, MA 02109

TA INVESTORS
c/o TA Associates
45 Milk Street
Boston, MA 02109

MICI MEDICAL SEED FUND, a Limited Partnership
c/o Medical Innovation Capital, Inc.
Suite 400
1201 Marquette Avenue
Minneapolis, MN 55403

ADVENT ATLANTIC & PACIFIC LIMITED PARTNERSHIP
c/o TA Associates
45 Milk Street
Boston, MA 02109